                                                                   EXHIBIT 10.94

                                  Amendment One
                                  ("Amendment")
                                     to the
             U.S. Value Added Reseller Agreement, Contract # V60012
                                    between
                       Storage Technology Corporation
                                      and
                           MTI Technology Corporation

Storage Technology Corporation ("StorageTek") and MTI Technology Corporation ("VAR") entered into a U.S. Value Added Reseller Agreement, Contract # V60012 dated March 4, 2002 (the "Agreement"). This Amendment modifies the Agreement effective as of November 20, 2003. In the event of a conflict between this Amendment and the Agreement, the terms of this Amendment shall apply.

For good and valuable consideration, the parties now agree to the following:

1. The Business Page of the Agreement is modified as follows:

Territory: To include only the following states - MN, WI, IA, KS, OK, TX, LA, MO, IL, IN, MI, KY, WV, OH, ME, NH, VT, NY, NJ, MA, RI, CT, MD, DC, DE, VA, NC, SC, TN, AR, MS, AL, GA, FL

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives, effective as of the date above.

STORAGE TECHNOLOGY CORPORATION                  MTI TECHNOLOGY CORPORATION

/s/ Micki Sugar                                 /s/ Todd Schaeffer
-------------------------------                 --------------------------------
       Signature                                        Signature

/s/ Micki Sugar                                 /s/ Todd Schaeffer
-------------------------------                 --------------------------------
    Printed or Typed Name                            Printed or Typed Name

         Sr. Para legal                             Chief Financial Officer
-------------------------------                 --------------------------------
             Title                                           Title

            11-26-03                                        11/25/03
-------------------------------                 --------------------------------
              Date                                            Date

MTI Amendment changing territory